Exhibit 10.8

[ **** ] indicates confidential portions have been redacted and submitted separately pursuant to confidentiality request with the Commission

SPONSORED RESEARCH AGREEMENT

This agreement (“AGREEMENT”), dated as of May 1, 2004 is between DUKE UNIVERSITY (“DUKE”), a North Carolina non-profit corporation, located in Durham, North Carolina, and MEDAREX, INC., (“SPONSOR”), having offices at 707 State Road, Suite 206, Princeton, New Jersey 08540-1437.

WHEREAS, SPONSOR is supporting a clinical trial at DUKE to evaluate the safety/and or efficacy of SPONSOR’s compound, [ **** ];

WHEREAS, SPONSOR and DUKE have agreed to conduct certain research relating to immune monitoring of subjects in said trial as set forth herein;

WHEREAS, the research program contemplated by this AGREEMENT is of mutual interest and benefit to DUKE and SPONSOR, and will further the instructional and research objectives of DUKE in a manner consistent with its status as a non-profit educational institution.

NOW, THEREFORE, the parties agree as follows:

ARTICLE 1          - STATEMENT OF WORK

DUKE. agrees to use its best effort to perform the research program described in the “Statement of Work” (“STATEMENT”), a copy of which is attached to this AGREEMENT as Exhibit A.

ARTICLE 2          - INDEPENDENT CON TRACTOR

DUKE’S relationship to SPONSOR under this agreement will be that of an independent contractor and not an agent, joint venturer or partner of SPONSOR.

ARTICLE 3          - PRINCIPAL INVESTIGATOR

The research will be supervised by Timothy M. Clay, Ph.D. (“INVESTIGATOR”) at DUKE. If, for any reason INVESTIGATOR is unable to continue to serve as Principal Investigator and a successor acceptable to both DUKE and SPONSOR is not available, the AGREEMENT will be terminated in accordance with Article 7 below.

ARTICLE 4          - CONSIDERATION

In consideration of the foregoing, and as more specifically provided in the budget included as Exhibit B, SPONSOR will pay DUKE for all direct and indirect costs incurred in the performance of the research as set forth in the STATEMENT, a total not to exceed [ **** ]

Payment will be made to DUKE by SPONSOR, in advance, on the schedule set forth in Exhibit B.

ARTICLE 5          - PERIOD OF PERFORMANCE

The research will be conducted during a two year period commencing on May 1st, 2004 and concluding on or before April 30th, 2006. This agreement will be renewable for additional periods upon the mutual consent of the parties by a new agreement or by amendment hereto expressed in writing.

ARTICLE 6          - RESEARCH REPORTS

All data and other information developed by DUKE as a result of the performance of the Research shall be promptly and fully disclosed to SPONSOR, and may be used by SPONSOR for any legitimate purpose. DUKE will provide SPONSOR with periodic progress reports on the research, and, in addition, DUKE will provide SPONSOR with a final report on such research within sixty (60) days of termination of this AGREEMENT.

ARTICLE 7          - TERMINATION

Either party may terminate this AGREEMENT on any anniversary date of this AGREEMENT by giving the other party at least sixty (60) days prior written notice of such termination. In the event that either party commits a breach or default in any of the terms or conditions of this AGREEMENT and that party fails to remedy that default or breach within thirty (30) days after receipt of written notice of that breach from the other party, the party giving notice may, at its option and in addition to any other remedies it may have in law or in equity, terminate this AGREEMENT by sending written notice of termination to stop the work as soon as it is practicable to do so. In the case of termination, DUKE will proceed in an orderly fashion to terminate any outstanding commitments and to stop the work as soon as it is practicable to do so. Except in the case of termination due to DUKE’s breach or default, all costs to DUKE associated with termination will be considered reimbursable costs, including costs incurred prior to the notice of termination but which have not yet been reimbursed, and commitments existing at the time the notice of termination is received which cannot be cancelled. In no case will reimbursement under this AGREEMENT exceed the total estimated project costs specified in Exhibit B.

ARTICLE 8          - CONFIDENTIAL INFORMATION

“Confidential Information” (“INFORMATION”) shall mean all information provided by one party to the other, whether in written, oral or electronic form, and, in the case of information provided in written or electronic form, which is clearly identified as confidential by the transmitting party at the time of disclosure. Specifically excepted from this definition is all information: (a) known by the receiving party at the time of disclosure; (b) publicly disclosed except by breach of this AGREEMENT; (e) rightfully received by the receiving party from a third party without an express obligation of confidence; or (d) independently developed by the employees or agents of either party without any knowledge of or reliance upon the confidential information provided by the other party. The party receiving the INFORMATION agrees to hold that INFORMATION in trust and confidence for the transmitting party, using the same care and discretion that the receiving party uses with similar INFORMATION which it considers confidential. The receiving party will not use INFORMATION other than for the benefit of the two parties and relating to the AGREEMENT and except as may be provided for in Article 9 regarding publication herein, neither party will disclose such information without authorization from the other party. This provision shall remain in effect during the term of this AGREEMENT and for five (5) years thereafter.

ARTICLE 9          - PUBLICATION AND OTHER USE

DUKE shall be free to use the results of the subject research for its own teaching, research, educational, clinical and publication purposes without the payment of royalties or other fees. DUKE agrees to submit to SPONSOR for its review, a copy of any proposed publication resulting from the subject research at least thirty (30) days prior to the date of submission for publication, and agrees to consider in good faith all comments received during that time. If SPONSOR determines that the proposed publication contains patentable subject matter requiring protection, SPONSOR may require the delay of the publication for a period of time not to exceed an additional sixty (60) days for the purpose of allowing the pursuit of such protection.

ARTICLE 10        - INVENTIONS

It is recognized and understood that certain existing inventions and technologies are the separate property of SPONSOR or DUKE and are not affected by this AGREEMENT, and neither party shall have any claims to or rights in such separate inventions and technologies. Any new invention, development, or discovery resulting from the subject research (“INVENTION”) shah be promptly disclosed in writing to SPONSOR. Inventorship of any such INVENTION shall be determined in accordance with patent law, or by mutual agreement based upon the relative contributions of the parties if the INVENTION is not patentable. Title to INVENTIONS shall reside with SPONSOR if SPONSOR personnel are the sole inventors, with DUKE if DUKE personnel are the sole inventors, and will be held jointly if DUKE and SPONSOR personnel are both inventors. To the extent that DUKE owns the rights of sole or joint title in an INVENTION, SPONSOR is hereby granted, without option fee other than the consideration of the research sponsored herein and the reimbursement of all patent expenses related to the INVENTION incurred by DUKE prior to and during the option period, an option to acquire an exclusive, worldwide, fee and royalty-bearing license of DUKE’s rights to any INVENTION, which option shall extend for ninety (90) days after SPONSOR’s receipt of an INVENTION disclosure. If SPONSOR notifies DUKE in writing of its exercise of the option within the option period, then the parties will proceed in good faith to negotiate a license agreement within ninety (90) days after notification of exercise; and if SPONSOR does not exercise this option, or notifies DUKE that it will not exercise this option, or the parties fail to sign a license agreement within said ninety (90) day negotiation period, then SPONSOR shall no longer have any claim to DUKE’s rights in the subject INVENTION,

ARTICLE 11        - INDEMNITY AND INSURANCE

SPONSOR agrees to indemnify, hold harmless and defend DUKE, its officers, employees, and agents against any and all claims, suits, losses, damages, costs, fees, and expenses asserted by third parties, both government and non-government, resulting from or arising out of this agreement; provided, however, that SPONSOR shall not be responsible for any liability resulting from DUKE’s negligence or willful misconduct. SPONSOR shall maintain in force at its sole cost and expense, with reputable insurance companies, insurance of a type and in an amount reasonably sufficient to protect against liability hereunder. DUKE shall have the right to request the appropriate certificates of insurance from SPONSOR for the purpose of ascertaining the sufficiency of such coverage.

ARTICLE 12        - USE OF A PARTY’S NAME

Neither party will, without the prior written consent of the other party: (a) use in advertising, publicity or any other promotional purposes, the name of any employee or agent, any trade-name, trademark, trade device, service mark, symbol, or any abbreviation, contraction or simulation thereof owned by the other party, or (b) represent, either directly or indirectly, that any product or service of the other party is a product or service of the representing party or that it is made in accordance with or utilizes the information or documents of the other party; provided, however, that DUKE may acknowledge SPONSOR’s support in academic publications prepared in accordance with Article 9, and SPONSOR may accurately reflect DUKE’s role in SPONSOR’s filings with regulatory agencies.

ARTICLE 13        - NOTICE

Any notice or other communication required or permitted under this AGREEMENT will be in writing and will be deemed given as of the date it is: (a) delivered by hand, or (b) mailed, postage prepaid, first class, certified mail, return receipt requested, to the party at the address listed below or subsequently specified in writing, or (c) sent, shipping prepaid, return receipt requested, by national courier service, to the party at the address listed below or subsequently specified in writing:

As to DUKE:	Office of Grants and Contracts
1 07 Seeley G. Mudd Building
Duke University Medical Center - Box 3001
Durham, North Carolina 27710

cc:	Office of Counsel
Duke University
2400 Pratt St., Suite 4000
Durham, North Carolina 27710

As to SPONSOR:	Medarex, Inc.
707 State Road

Princeton, New Jersey 08540-1437
Attn: General Counsel

This AGREEMENT is for professional research services. Neither party may assign, delegate or otherwise transfer any of its rights or obligations under this AGREEMENT without the prior written consent of the other party; provided, however, that either party may assign this AGREEMENT, without the other party’s consent (a) to its affiliates, and (b) to an entity that acquires all or substantially all of the business or assets of the assigning party, whether by merger. reorganization, acquisition, sale or otherwise.

ARTICLE 14        - ENTIRE AGREEMENT

This AGREEMENT and all attached Exhibits contain the entire agreement and understanding between the parties as to its subject matter. It merges all prior discussions between the parties and neither party will be bound by conditions, definitions, warranties, understandings, or representations concerning such subject matter except as provided in this AGREEMENT or as specified on or subsequent to the effective date of this AGREEMENT in a writing signed by properly authorized representatives of the parties. This AGREEMENT can only be modified by written agreement duly signed by persons authorized to sign agreements on behalf of both SPONSOR and DUKE.

ARTICLE 15        - WAIVER

The failure of a party in any instance to insist upon the strict performance of the terms of this AGREEMENT will not be construed to be a waiver or relinquishment of any of the terms of this AGREEMENT, either at the time of the party’s failure to insist upon strict performance or at any time in the future, and such terms will continue in full force and effect.

ARTICLE 16        - SEVERANCE

Each clause of this AGREEMENT is a distinct and severable clause and if any clause is deemed illegal, void or unenforceable, the validity, legality or enforceability of any other clause or portion of this AGREEMENT will not be affected thereby.

ARTICLE 17        - GOVERNING LAW

The construction and performance of this AGREEMENT will be governed by the laws of the State of North Carolina; without regard to its conflict of law principles..

ARTICLE 18        - TITLES

All titles and articles headings contained in this AGREEMENT are inserted only as a matter of convenience and reference. They do not define, limit, extend or describe the scope of this AGREEMENT or the intent of any of its provisions.

IN WITNESS WHEREOF, the parties hereunto set their hands and seals.

DUKE UNIVERSITY                                                                         SPONSOR:            Medarex, Inc.

By:	s/ R. Sander Williams	By:	s/ Geoff Nichol
	R. Sander Williams, M.D.	Printed Name:	Geoff Nichol
Dean, School of Medicine

Date executed:  11/18/04                                                                      Date executed:  12/13/04

Acknowledged:	s/ Timothy M. Clay

Timothy M. Clay, Ph.D.
Principal Investigator

Exhibit A - Statement of Work

Exhibit B - Budget and Payment Schedule

EXHIBIT A - STATEMENT OF WORK

The research collaboration between Medarex and the Duke Program in Molecular Therapeutics will involve studies on blood samples from patients enrolled on the [ **** ] clinical trial at Duke (P.I. Michael A. Morse, M.D.). Scientists at Medarex and in the Duke PMT will carry out research into the immunologic responses induced by [ **** ]. This will include the [ **** ] studies to better characterize the immune response and investigation of the underlying mechanisms involved. We hope these studies will provide new insights into anti-cancer immunity and augmentation of the immune response by cancer vaccines.

EXHIBIT B - BUDGET AND PAYMENT SCHEDULE

[ **** ] Duke clinical trial: Collaborative Research Agreement immune monitoring costs. Final budget.

Procedure	Day 1	Day ?	Day 56	Schedule d84	Day 112	Day 140	Procedures Per Patient	TOTAL cost per patient		Number of Patients	TOTAL COST for all Patients
[ **** ]	X	X	X	X	X	X	[*]	$	[ **** ]	[**]	$	[ **** ]
[ **** ]	X	X	X	X	X	X	[*]	$	[ **** ]	[**]	$	[ **** ]
[ **** ]	X	X	X	X	X	X	[*]	$	[ **** ]	[**]	$	[ **** ]	**
[ **** ]	X	X	X	X	X	X	[*]	$	[ **** ]	[**]	$	[ **** ]
[ **** ]		X		X	X	X	[*]	$	[ **** ]	[**]	$	[ **** ]
[ **** ]	X		X				[*]	$	[ **** ]	[**]	$	[ **** ]
[ **** ]							[*]	$	[ **** ]	[**]	$	[ **** ]
[ **** ]											$	[ **** ]

SUB-TOTAL											$	[ **** ]
Dept. of Surgery [**] Indirect costs
FINAL TOTAL											$	[ **** ]

Payment Schedule:

Four payments of $[ **** ] will be made by Medarex to Duke, at 3 month intervals.

Duke will invoice Medarex on the following schedule:

6/1/04* 9/ 1 /04 12/1/04 3/1/05

* [ **** ].

Notes:

The additional [**] just prior to the third injection, between the [ **** ] samples, has increased [ **** ]

I have added in the costs for performing the [**] assay.

Procedure costs include all reagents, labor costs, and provision of necessary equipment.

*Tetratner production costs are for the following tetramers [ **** ].

* * The tetramer testing is budgeted for [*] patients, with an expected frequency of approx. [**] of patients being [*] will be performed on all patients after the [*]. sample, all patients will be tested with the tetramers on [**] and then subsequently found to be [**] will be tested at later time points.

General comments:

[**]

Costs for shipping samples to Medarex and also for HLA typing are NOT included here. Typically we would e FedEx/UPS/World Courier fund code, and to supply shipping containers.

Costs of [**] typing are also NOT included. Medarex will arrange a contract with another entity for [**] samples directly to this entity.